UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

SeaStar Medical Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39927	85-3681132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd, Suite 410
Denver, Colorado		80216
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 427-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2026, the Compensation Committee of the Board of Directors of the SeaStar Medical Holding Corporation (the “Company”) approved retention bonuses for each of Eric Schlorff and Kevin Chung (“Executives”) in the amount set forth below, (a) one-third of which will vest and be payable on July 1, 2026, (b) one-third of which will vest and be payable on November 1, 2026, and (c) one-third of which will vest and be payable on March 1, 2027, in each case subject to continued employment through the applicable vesting date. Executives will receive an additional amount equal to 25% of each payment in shares of the Company’s common stock under the Company’s 2022 Omnibus Incentive Plan, with the number of shares being determined based on the share price at the close of business on each applicable vesting date. If an Executive departs prior to the applicable vesting date, no future payments will be made. If an Executive is separated from the Company without cause, he will receive a pro-rata amount for the then current upcoming payment. These bonuses were part of a broader retention program affecting additional long-serving Company employees. On June 29, 2026, the Company entered into a 2026 Retention Bonus Program Agreement with each of the Executives (the “Agreements’). The foregoing description of the Agreements do not purport to be complete and are qualified in their entirety by reference to the Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Executive	Retention Bonus Amount	Each 1/3 Payment	Value of Restricted Stock For Each 1/3 Payment
Eric Schlorff	$200,000	$66,666	$16,666.50
Kevin Chung	$140,000	$46,666	$11,666.50

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	2026 Retention Bonus Program Agreement between the Company and Eric Schlorff, dated June 29, 2026
10.2	2026 Retention Bonus Program Agreement between the Company and Kevin Chung, dated June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaStar Medical Holding Corporation

		By:	/s/ Eric Schlorff
Date:	July 1, 2026	Name:	Eric Schlorff
		Title:	Chief Executive Officer